UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2017

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 Vantis, Suite 350 Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.405 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(1) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On October 31, 2017, Sunstone Hotel Investors, Inc. (the “Company”) held a conference call to discuss the financial results of the Company for its third quarter ended September 30, 2017. A copy of the script used by the spokesmen during the call (the “Script”) is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure. The Script has been selectively edited to facilitate the understanding of the information communicated during the conference call.

The information in this Current Report, including the exhibit attached hereto, is being furnished voluntarily as additional information by the Company and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Script used by the spokesmen during the third quarter ended September 30, 2017 earnings conference call held on October 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: November 6, 2017	By:	/s/ Bryan A. Giglia
Bryan A. Giglia Principal Financial Officer and Duly Authorized Officer